Income Taxes	9 Months Ended
Sep. 30, 2018
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 11 - Income Taxes

On December 22, 2017, the Tax Cuts and Jobs Act (the TCJA), which significantly modified U.S. corporate income tax law, was signed into law by President Trump. The TCJA contains significant changes to corporate income taxation, including, but not limited to, the reduction of the corporate income tax rate from a top marginal rate of 35% to a flat rate of 21%, limitation of the tax deduction for interest expense to 30% of earnings (except for certain small businesses), limitation of the deduction for net operating losses to 80% of current year taxable income and generally eliminating net operating loss carrybacks, allowing net operating losses to carryforward without expiration, one-time taxation of offshore earnings at reduced rates regardless of whether they are repatriated, elimination of U.S. tax on foreign earnings (subject to certain important exceptions), immediate deductions for certain new investments instead of deductions for depreciation expense over time, and modifying or repealing many business deductions and credits (including changes to the deductibility of research and experimental expenditures that will be effective in the future). Notwithstanding the reduction in the corporate income tax rate, the overall impact of the new federal tax law is uncertain, including to what extent various states will conform to the newly enacted federal tax law.

The Company has recorded the adjustments in the consolidated financial statements in accordance with the TCJA and related guidance with a reduction of $420,000 to its net gross deferred tax assets in December 2017, the period in which the legislation was enacted. The reduction was fully offset by an equal reduction in the Company’s valuation allowance given the Company’s historical net losses, resulting in no net income tax expense being recorded.

The effective tax rate for the Company for the nine month transition period ended September 30, 2018 and for the year ended December 31, 2017 was zero percent. A reconciliation of income tax computed at the statutory federal income tax rate to the provision (benefit) for income taxes included in the accompanying consolidated statements of operations for the Company is as follows:

	2018	2017
Income tax benefit at federal statutory rate	(21.0)%	(34.0)%
State income tax, net of federal benefit	(7.7)	(6.5)
Warrant expense	9.4	10.6
Disqualified interest and other	1.0	0.9
Research credits	(1.5)	(1.2)
U.S. tax reform	—	8.3
Valuation allowance	19.8	21.9
Effective tax rate	—%	—%

Significant components of the Company’s deferred tax assets and liabilities are summarized in the tables below as of September 30, 2018 and December 31, 2017:

	2018	2017
Deferred tax assets:
Federal and state operating loss carryforwards	$1,837,375	$871,371
Acquired intangibles	10,116	5,433
Accruals	73,763	64,151
Convertible notes	28,863	81,904
Research and development credit carryforwards	140,553	63,197
Stock-based compensation	24,598	19,821
Total deferred tax assets	2,115,268	1,105,877
Valuation allowance	(2,115,268)	(1,105,877)
Net deferred tax assets	$—	$—

The deferred tax asset for the convertible notes and the valuation allowance at December 31, 2017 were misstated by $452,845 and have both been revised in the preceding table.  The effects of this revision also impacted the effective tax rate reconciliation by increasing the warrant expense percent by 10.6%, decreasing the U.S. tax reform percent by 3.8% and decreasing the valuation allowance percent by 6.8% for the year ended December 31, 2017. These immaterial adjustments to the 2017 disclosures had no impact on our net loss or reported net loss per share for the year ended December 31, 2017.

As of September 30, 2018 and December 31, 2017, the Company had gross deferred tax assets of approximately $2,115,000 and $1,106,000, respectively. Realization of the deferred assets is primarily dependent upon future taxable income, if any, the amount and timing of which are uncertain. The Company has had significant pre-tax losses since its inception. The Company has not yet generated revenues and faces significant challenges to becoming profitable. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance of approximately $2,115,000 and $1,106,000 as of September 30, 2018 and December 31, 2017, respectively. U.S. net deferred tax assets will continue to require a valuation allowance until the Company can demonstrate their realizability through sustained profitability or another source of income.

As of September 30, 2018 and December 31, 2017, the Company’s federal net operating loss carryforwards were approximately $6,393,000 and $3,032,000, respectively. The Company had federal research credit carryforwards as of September 30, 2018 and December 31, 2017 of approximately $83,000 and $36,000, respectively. The federal net operating loss incurred prior to January 1, 2018 and tax credit carryforwards will begin to expire in 2036 if not utilized. Federal net operating losses incurred after December 31, 2017 will not expire. As of September 30, 2018 and December 31, 2017, the Company had state net operating loss carryforwards of approximately $6,393,000 and $3,032,000, respectively. The Company had state research credit carryforwards of approximately $57,000 and $27,000 as of September 30, 2018 and December 31, 2017, respectively. The state net operating loss carryforwards will begin to expire in 2031, if not utilized, and the state research credit carryforwards will begin to expire in 2032 if not utilized.

Utilization of the net operating loss carryforwards and credits may be subject to a substantial annual limitation due to the ownership change limitations provided by Section 382 of the Internal Revenue Code of 1986, as amended, and similar state provisions. Generally, in addition to certain entity reorganizations, the limitation applies when one or more “5-percent shareholders” increase their ownership, in the aggregate, by more than 50 percentage points over a 36-month time period testing period or beginning the day after the most recent ownership change, if shorter. The annual limitation may result in the expiration of net operating losses and credits before utilization.

In accordance with ASC 740, Income Taxes (“ASC 740”), specifically related to uncertain tax positions, a Company is required to use a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company believes its income tax filing positions and deductions will be sustained upon examination, and accordingly, no reserves or related accruals for interest and penalties have been recorded at September 30, 2018 and December 31, 2017.

In accordance with this guidance, the Company has adopted a policy under which, if required to be recognized in the future, interest related to the underpayment of income taxes will be classified as a component of interest expense and any related penalties will be classified in operating expenses in the statements of operations.

The Company’s corporate returns are subject to examination for the 2016 and 2017 tax years for federal and subject to examination for the 2016 and 2017 tax years in one state jurisdiction.